Exhibit 10.18-8
EXECUTION VERSION

Exhibit B to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.
OPORTUN CCW TRUST
MASTER AMENDMENT TO TRANSACTION DOCUMENTS
This MASTER AMENDMENT TO TRANSACTION DOCUMENTS, dated as of November 28, 2023 (this “Amendment”), is entered into among:
(i)    OPORTUN CCW TRUST, as issuer (the “Issuer”);
(ii)    OPORTUN, INC., as servicer (in such capacity, the “Servicer” and, together with the Issuer, the “Oportun Entities”); and
(iii)    WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”), and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”);
WHEREAS, the Issuer and the Servicer have previously entered into that certain Servicing Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Servicing Agreement”);
WHEREAS, the parties hereto desire to amend the Indenture and the Servicing Agreement, in each case to the extent such party is party thereto, as provided herein; and
WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

ARTICLE I

DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.

ARTICLE II

AMENDMENTS TO THE TRANSACTION DOCUMENTS
SECTION 2.01.    Amendments to the Indenture. In accordance with Section 13.2 of the Indenture, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank agree that the Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Exhibit A.
SECTION 2.02.    Amendments to the Servicing Agreement. In accordance with Section 8.6 of the Servicing Agreement, the Issuer and the Servicer agree that the Servicing Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Servicing Agreement attached hereto as Exhibit B.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. Each Oportun Entity hereby represents and warrants to the other parties hereto that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Oportun Entity in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing or shall result from the execution and delivery of this Amendment.
ARTICLE IV

MISCELLANEOUS
SECTION 4.01.    Ratification of Transaction Documents. As amended by this Amendment, each Transaction Documented amended hereby is in all respects ratified and confirmed, and each such Transaction Document, as amended by this Amendment, shall be read, taken and construed together with this Amendment as one and the same instrument.
SECTION 4.02.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Oportun Entities, and no other party assumes any responsibility for their correctness.

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SECTION 4.04.    Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION.
(a)    AS IT RELATES TO EACH TRANSACTION DOCUMENT, THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)    EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment;
(b)    receipt by the Indenture Trustee of an Opinion of Counsel and an Officer’s Certificate of the Administrator stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment under the Indenture have been satisfied;
(c)    receipt by the parties hereto of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders;
(d)    receipt by the Noteholders of a legal opinion of Orrick, Herrington & Sutcliffe LLP (“Orrick”) counsel to the Oportun Entities, in the form substantially similar to the opinion of Orrick provided to the Noteholders on September 28, 2022, or in such other form satisfactory to the Required Noteholders; and
(e)    receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof.
SECTION 4.07.    Limitation of Liability.
(a)    It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as owner trustee of the Issuer (the “Owner Trustee”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WSFS but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be

4123-5723-5277.3

construed as creating any liability on WSFS, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document.

(Signature page follows)IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN CCW TRUST,
as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer

By: /s/ Devon C. A. Reverdito
    Name: Devon C. A. Reverdito
    Title: Vice PresidentOPORTUN, INC.,
as Servicer

By: /s/ Jonathan Coblentz
    Name: Jonathan Coblentz
    Title: Chief Financial Officer

4123-5723-5277.3

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

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Consented to by the Required Noteholders:

WEBBANK,
as Holder of 100% of the outstanding Notes

By:     /s/ Jason Lloyd
    Name: Jason Lloyd
    Title: President & CEO

EXHIBIT A

Amendments to the Indenture

(Attached)

4123-5723-5277.3

CONFORMED COPY
As amended by
First Amendment to Indenture, dated as of June 3, 2022
Master Amendment to Transaction Documents, dated as of June 21, 2022
Third Amendment to Indenture, dated as of September 14, 2022
Master Amendment to Transaction Documents, dated as of September 28, 2022
Master Amendment to Transaction Documents, dated as of March 8, 2023
Fifth Amendment to Indenture, dated as of July 27, 2023
Master Amendment to Transaction Documents, dated as of November 28, 2023
OPORTUN CCW TRUST,
as Issuer
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank
INDENTURE
Dated as of December 20, 2021
Variable Funding Asset Backed Notes
4152 7620 8717.14152-7620-8717.3

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Page
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE    3
Section 1.1. Definitions    3
Section 1.2. Incorporation by Reference of Trust Indenture Act    ~~33~~31
Section 1.3. [Reserved]    ~~34~~32
Section 1.4. Accounting and Financial Determinations; No Duplication    ~~34~~32
Section 1.5. Rules of Construction    ~~34~~32
Section 1.6. Other Definitional Provisions.    ~~34~~33
ARTICLE 2. THE NOTES
Section 2.1. Designation and Terms of Notes    ~~35~~33
Section 2.2. [Reserved]    ~~35~~33
Section 2.3. [Reserved].    ~~35~~33
Section 2.4. Execution and Authentication.    ~~35~~33
Section 2.5. Authenticating Agent.    ~~36~~34
Section 2.6. Registration of Transfer and Exchange of Notes.    ~~36~~35
Section 2.7. Appointment of Paying Agent    ~~39~~37
Section 2.8. Paying Agent to Hold Money in Trust.    ~~40~~38
Section 2.9. Private Placemen    ~~41~~39
Section 2.10. Mutilated, Destroyed, Lost or Stolen Notes.    ~~42~~40
Section 2.11. [Reserved].    ~~43~~41
Section 2.12. Persons Deemed Owners    ~~43~~41
Section 2.13. Cancellation    ~~43~~42
Section 2.14. Release of Trust Estate    ~~44~~42
Section 2.15. Payment of Principal, Interest and Other Amounts.    ~~44~~42
Section 2.16. [Reserved].    4443
Section 2.18. Definitive Notes.    ~~44~~43
Section 2.20. Tax Treatment    ~~45~~43
Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and
Registrar    ~~45~~44
ARTICLE 3. ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES    ~~46~~44
Section 3.1. Initial Issuance; Procedure for Increases.    ~~46~~44
Section 3.2. Procedure for Decreases.    ~~47~~45
Section 3.3. Certain Fees and Expenses.    ~~47~~46
ARTICLE 4. NOTEHOLDER LISTS AND REPORTS    ~~48~~46
Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of
Noteholders and Certificateholder    ~~48~~46
Section 4.2. Preservation of Information; Communications to Noteholders and
Certificateholders.    ~~48~~47
Section 4.3. Reports by Issuer    ~~49~~47
Section 4.4. Reports by Indenture Trustee    ~~50~~48
Section 4.5. Reports and Records for the Indenture Trustee and Instructions    ~~50~~48
ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS    ~~50~~49
Section 5.1. Rights of Noteholders    ~~50~~49
Section 5.2. Collection of Money    ~~50~~49
Section 5.3. Establishment of Accounts.    ~~50~~49

4123-5723-5277.3

(continued)
Page
Section 5.4. Collections and Allocations.    ~~53~~51
Section 5.5. Determination of Monthly Interest    ~~54~~53
Section 5.6. Determination of Monthly Principal    ~~54~~53
Section 5.7. General Provisions Regarding Accounts    ~~54~~53
Section 5.8. Removed Receivables    ~~54~~53
Section 5.9. [Reserved].    ~~55~~53
Section 5.10. [Reserved].    ~~55~~53
Section 5.11. [Reserved].    ~~55~~53
Section 5.12. Determination of Monthly Interest; LIBOR Notification.    ~~55~~53
Section 5.13. [Reserved].    ~~56~~54
Section 5.14. [Reserved].    ~~56~~54
Section 5.15. Monthly Payments.    ~~56~~54
Section 5.16. Servicer’s Failure to Make a Deposit or Payment.    ~~58~~56
Section 5.17. Determination of One-Month LIBOR.    ~~58~~56
ARTICLE 6. DISTRIBUTIONS AND REPORTS    ~~60~~58
Section 6.1. Distributions.    ~~60~~58
Section 6.2. Monthly Statement.    ~~60~~58
Section 6.3. Issuer Payments.    ~~63~~60
ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER    ~~63~~61
Section 7.1. Representations and Warranties of the Issuer.    ~~63~~61
Section 7.2. Reaffirmation of Representations and Warranties by the Issuer.    ~~67~~64
ARTICLE 8. COVENANTS    ~~67~~65
Section 8.1. Money for Payments To Be Held in Trust     ~~67~~65
Section 8.2. Affirmative Covenants of Issuer     ~~67~~65
Section 8.3. Negative Covenants    ~~72~~70
Section 8.4. Further Instruments and Acts.    ~~75~~73
Section 8.5. Appointment of Successor Servicer    ~~75~~73
Section 8.6. Perfection Representations    ~~75~~73
ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES    ~~75~~73
Section 9.1. Rapid Amortization Events.    ~~75~~73
ARTICLE 10. REMEDIES    ~~77~~75
Section 10.1. Events of Default    ~~77~~75
Section 10.2. Rights of the Indenture Trustee Upon Events of Default.    ~~78~~76
Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture
Trustee.    ~~79~~77
Section 10.4. Remedies    ~~81~~79
Section 10.5. [Reserved].    ~~82~~80
Section 10.6. Waiver of Past Events    ~~82~~80
Section 10.7. Limitation on Suits    ~~82~~80
Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding
Taxes.    ~~83~~81
Section 10.9. Restoration of Rights and Remedies    ~~84~~82
Section 10.10. [Reserved]    ~~84~~82

4123-5723-5277.3

(continued)
Page
Section 10.11. Priorities    ~~84~~82
Section 10.12. Undertaking for Costs    ~~84~~82
Section 10.13. Rights and Remedies Cumulative    ~~85~~83
Section 10.14. Delay or Omission Not Waiver    ~~85~~83
Section 10.15. Control by Noteholders    ~~85~~83
Section 10.16. Waiver of Stay or Extension Laws    ~~85~~83
Section 10.17. Action on Notes    ~~86~~84
Section 10.18. Performance and Enforcement of Certain Obligations.    ~~86~~84
Section 10.19. Reassignment of Surplus    ~~86~~84
ARTICLE 11. THE INDENTURE TRUSTEE    ~~87~~85
Section 11.1. Duties of the Indenture Trustee.    ~~87~~85
Section 11.2. Rights of the Indenture Trustee    ~~90~~88
Section 11.3. Indenture Trustee Not Liable for Recitals in Notes    ~~94~~92
Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities    ~~94~~92
Section 11.5. Notice of Defaults    ~~95~~93
Section 11.6. Compensation.    ~~95~~93
Section 11.7. Replacement of the Indenture Trustee.    ~~96~~94
Section 11.8. Successor Indenture Trustee by Merger, etc.    ~~97~~95
Section 11.9. Eligibility: Disqualification    ~~97~~95
Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture
Trustee.    ~~98~~96
Section 11.11. Preferential Collection of Claims Against the Issuer    ~~99~~97
Section 11.12. Taxes    ~~99~~97
Section 11.13. [Reserved]    ~~100~~98
Section 11.14. Suits for Enforcement    ~~100~~98
Section 11.15. Reports by Indenture Trustee to Holders    ~~100~~98
Section 11.16. Representations and Warranties of Indenture Trustee    ~~100~~98
Section 11.17. The Issuer Indemnification of the Indenture Trustee    ~~101~~99
Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer    ~~101~~99
Section 11.19. [Reserved].    ~~101~~99
Section 11.20. Maintenance of Office or Agency    ~~101~~99
Section 11.21. Concerning the Rights of the Indenture Trustee    ~~101~~100
Section 11.22. Direction to the Indenture Trustee    ~~102~~100
ARTICLE 12. DISCHARGE OF INDENTURE    ~~102~~100
Section 12.1. Satisfaction and Discharge of Indenture    ~~102~~100
Section 12.2. Application of Issuer Money    ~~102~~100
Section 12.3. Repayment of Moneys Held by Paying Agent    103101
Section 12.4. [Reserved].    103101
Section 12.5. Final Payment.    103101
Section 12.6. Termination Rights of Issuer    104102
Section 12.7. Repayment to the Issuer    104102
ARTICLE 13. AMENDMENTS    104102
Section 13.1. Supplemental Indentures without Consent of the Noteholders    104102

4123-5723-5277.3

(continued)
Page
Section 13.2. Supplemental Indentures with Consent of Noteholders    105103
Section 13.3. Execution of Supplemental Indentures 107105
Section 13.4. Effect of Supplemental Indenture 107105
Section 13.5. Conformity With TIA 108106
Section 13.6. [Reserved] 108106
Section 13.7. [Reserved]. 108106
Section 13.8. Revocation and Effect of Consents. 108106
Section 13.9. Notation on or Exchange of Notes Following Amendment. 108106
Section 13.10. The Indenture Trustee to Sign Amendments, etc. 108106
Section 13.11. Back-Up Servicer Consent. 109106
ARTICLE 14. [RESERVED] 109107
ARTICLE 15. MISCELLANEOUS 109107
Section 15.1. Compliance Certificates and Opinions, etc    ~~109~~107
Section 15.2. Form of Documents Delivered to Indenture Trustee    ~~110~~107
Section 15.3. Acts of Noteholders.    ~~110~~108
Section 15.4. Notices    ~~111~~109
Section 15.5. Notices to Noteholders: Waiver    ~~112~~110
Section 15.6. Alternate Payment and Notice Provisions    ~~112~~110
Section 15.7. Conflict with TIA    ~~112~~110
Section 15.8. Effect of Headings and Table of Contents    ~~112~~110
Section 15.9. Successors and Assigns    ~~113~~110
Section 15.10. Separability of Provisions    ~~113~~111
Section 15.11. Benefits of Indenture    ~~113~~111
Section 15.12. Legal Holidays    ~~113~~111
Section 15.13. GOVERNING LAW; JURISDICTION    ~~113~~111
Section 15.14. Counterparts; Electronic Execution    ~~113~~111
Section 15.15. Recording of Indenture    ~~114~~112
Section 15.16. Issuer Obligation    ~~114~~112
Section 15.17. No Bankruptcy Petition Against the Issuer    ~~114~~112
Section 15.18. No Joint Venture    ~~114~~112
Section 15.19. Rule 144A Information    115112
Section 15.20. No Waiver; Cumulative Remedies    ~~115~~113
Section 15.21. Third-Party Beneficiaries    ~~115~~113
Section 15.22. Merger and Integration    ~~115~~113
Section 15.23. Rules by the Indenture Trustee    ~~115~~113
Section 15.24. Duplicate Originals    ~~115~~113
Section 15.25. Waiver of Trial by Jury    ~~115~~113
Section 15.26. No Impairment    ~~115~~113
Section 15.27. Owner Trustee Limitation of Liability.    ~~115~~113
Section 15.28. Collateral Trustee Appointment    ~~116~~114
Section 15.29. Back-Up Servicing Agreement    ~~116~~114

4123-5723-5277.3

-v-
(b)    the Three-Month Average Principal Payment Rate as of the last day of any Monthly Period shall be less than 10.0% (other than the Monthly Period ended November 30, 2023);
(c)    the occurrence of a Servicer Default or an Event of Default;
(d)    either (x) a failure on the part of the Depositor duly to observe or perform any other covenants or agreements of the Depositor set forth in the Transfer Agreement or any other Transaction Document to which it is a party, or (y) a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in the Purchase Agreement or any other Transaction Document to which it is a party, which failure, in any such case, has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof;
(e)    either (x) any representation, warranty or certification made by the Depositor in the Transfer Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Transfer Agreement shall prove to have been inaccurate when made or deemed made or (y) any representation, warranty or certification made by the Seller in the Purchase Agreement or any other Transaction Document to which it is a party or in any certificate delivered pursuant to the Purchase Agreement shall prove to have been inaccurate when made or deemed made and, in any such case, such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which the Depositor or Seller, as applicable, receives actual knowledge or written notice thereof;
(f)    the Seller, the Depositor, the Servicer or any of their respective Subsidiaries, individually or in the aggregate, shall fail to pay any principal of or premium or interest on any of its Indebtedness that is outstanding in a principal amount of at least $10,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Indebtedness (whether or not such failure shall have been waived under the related agreement); or
(g)    (x) the Parent shall fail to pay any principal of or premium or interest required on any Indebtedness under the Parent Term Loan when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the transaction documents with respect to the Parent Term Loan (whether or not such failure shall have been waived), (y) any other event shall occur or condition shall exist under the transaction documents with respect to the Parent Term Loan and shall continue after the applicable grace period, if any, specified in such transaction documents (whether or not such failure shall have been waived), if the effect of such event or condition is to give the applicable

4123-5723-5277.3

debtholders under the Parent Term Loan the right (whether acted upon or not) to accelerate the maturity of such Indebtedness under the Parent Term Loan, or (z) any such Indebtedness under
75EXHIBIT B

Amendments to the Servicing Agreement

(Attached)

4123-5723-5277.3